UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


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                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

          Date of report (Date of earliest event reported): May 6, 2003

                                 EXELIXIS, INC.
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               (Exact Name of Registrant as Specified in Charter)

         Delaware                      0-30235                 04-3257395
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      (State or Other           (Commission File Number)      (IRS Employer
Jurisdiction of Incorporation)                              Identification No.)


                                 170 Harbor Way
                                  P.O. Box 511
                      South San Francisco, California 94083
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        (Address of principal executive offices, and including zip code)

                                 (650) 837-7000
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              (Registrant's telephone number, including area code)


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ITEM 5. OTHER EVENTS

On May 6, 2003, Exelixis, Inc. (the "Company") issued a press release announcing the departure of the Company's Chief Financial Officer. A copy of the press release is attached hereto as Exhibit 99.1.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

(i) Exhibits

Exhibit 99.1 Press release entitled "Exelixis Announces Departure of Chief Financial Officer," dated May 6, 2003.





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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated: May 6, 2003

                              Exelixis, Inc.


                              /s/ Glen Y. Sato

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                              Glen Y. Sato
                              Senior Vice President, Chief Financial Officer and General Counsel
                              (Principal Financial and Accounting Officer)